Exhibit 99.1

Trupanion Reports Fourth Quarter and Full Year 2020 Results

SEATTLE, WA. February 10, 2021-- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the fourth quarter and full year ended December 31, 2020.

“The fourth quarter capped off a strong year for Trupanion. We’re set up well to capture the growing opportunities within our large, underpenetrated market,” said Darryl Rawlings, founder and chief executive officer of Trupanion.

Full Year 2020 Financial and Business Highlights

•Total revenue was $502.0 million, an increase of 31% compared to 2019.
•Total enrolled pets (including pets from our other business segment) was 862,928 at December 31, 2020, an increase of 33% over 2019.
•Subscription business revenue was $387.7 million, an increase of 21% compared to 2019.
•Subscription enrolled pets was 577,957 at December 31, 2020, an increase of 17% over 2019.
•Net loss was $(5.8) million, or $(0.16) per basic and diluted share, compared to a net loss of $(1.8) million, or $(0.05) per basic and diluted share, in 2019.
•Adjusted EBITDA was $11.5 million, compared to adjusted EBITDA of $10.6 million in 2019.
•Operating cash flow was $21.5 million and free cash flow was $14.1 million in 2020. This compared to operating cash flow of $16.2 million and free cash flow of $10.8 million in 2019.
•In the fourth quarter of 2020, the Company issued 3,636,364 shares of common stock through a private placement, for net proceeds of $192.3 million. The shares were issued subject to a minimum holding period of 3 years.

Fourth Quarter 2020 Financial and Business Highlights

•Total revenue was $142.7 million, an increase of 35% compared to the fourth quarter of 2019.
•Subscription business revenue was $106.4 million, an increase of 23% compared to the fourth quarter of 2019.
•Net loss was $(3.5) million, or $(0.09) per basic and diluted share, compared to net income of $0.6 million, or $0.02 per basic and diluted share, in the fourth quarter of 2019.
•Adjusted EBITDA was $2.2 million, compared to adjusted EBITDA of $3.7 million in the fourth quarter of 2019.
•Operating cash flow was $4.0 million and free cash flow was $1.0 million in the fourth quarter of 2020. This compared to operating cash flow of $4.5 million and free cash flow of $2.7 million in the fourth quarter of 2019.

Revenue by Quarter

Conference Call
Trupanion’s management will host a conference call today to review its fourth quarter and full year 2020 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13715194.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to continue to grow its enrollments and revenue, implement its alliance with Aflac and otherwise execute its business plan. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to successfully implement our alliance with Aflac; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
	(unaudited)
Revenue:
Subscription business	$106,416	$86,592	$387,732	$321,163
Other business	36,271	18,891	114,296	62,773
Total revenue	142,687	105,483	502,028	383,936
Cost of revenue:
Subscription business(1)	85,761	70,718	314,875	262,139
Other business	33,333	17,031	105,252	56,873
Total cost of revenue(2)	119,094	87,749	420,127	319,012
Operating expenses:
Technology and development(1)	3,108	1,928	9,947	7,025
General and administrative(1)	6,502	4,665	21,847	18,384
Sales and marketing(1)	14,809	9,212	47,837	35,451
Depreciation and amortization(3)	2,301	1,275	7,071	5,632
Total operating expenses	26,720	17,080	86,702	66,492
Gain (loss) from investment in joint venture	(42)	(21)	(126)	(352)
Operating income (loss)	(3,169)	633	(4,927)	(1,920)
Interest expense	337	375	1,381	1,349
Other income, net	(48)	(535)	(581)	(1,629)
Gain (loss) before income taxes	(3,458)	793	(5,727)	(1,640)
Income tax expense (benefit)	44	157	113	169
Net income (loss)	$(3,502)	$636	$(5,840)	$(1,809)

Net income (loss) per share:
Basic	$(0.09)	$0.02	$(0.16)	$(0.05)
Diluted	(0.09)	0.02	(0.16)	(0.05)
Weighted average shares of common stock outstanding:
Basic	37,841,055	34,876,438	35,858,869	34,645,345
Diluted	37,841,055	36,354,620	35,858,869	34,645,345

(1)Includes stock-based compensation expense as follows:	Three Months Ended December 31,		Year Ended December 31,

	2020	2019	2020	2019
Cost of revenue	$526	$267	$1,586	$1,050
Technology and development	392	97	758	364
General and administrative	883	860	3,795	3,312
Sales and marketing	801	547	2,773	2,120
Total stock-based compensation expense	$2,602	$1,771	$8,912	$6,846

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Veterinary invoice expense	$98,169	$74,646	$351,124	$270,947
Other cost of revenue	20,925	13,103	69,003	48,065
Total cost of revenue	$119,094	$87,749	$420,127	$319,012

(3)Depreciation and amortization expenses have been reclassified as a separate line item and prior period amounts have been reclassified from their original presentation to conform to the current period presentation. The Company has elected to present depreciation and amortization expenses as a separate line to better align with management's view of the Company's operating results.

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	December 31, 2020	December 31, 2019

Assets
Current assets:
Cash and cash equivalents	$139,878	$29,168
Short-term investments	89,862	69,732
Accounts and other receivables	99,065	54,408
Prepaid expenses and other assets	8,222	5,513
Total current assets	337,027	158,821
Restricted cash	6,319	1,400
Long-term investments, at fair value	5,566	4,323
Property and equipment, net	72,602	70,372
Intangible assets, net	27,134	7,731
Other long-term assets	16,557	14,553
Goodwill	33,045	—
Total assets	$498,250	$257,200
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,059	$4,087
Accrued liabilities and other current liabilities	22,864	13,798
Reserve for veterinary invoices	28,929	21,194
Deferred revenue	92,547	52,546
Total current liabilities	150,399	91,625
Long-term debt	—	26,086
Deferred tax liabilities	4,705	1,118
Other liabilities	3,207	1,611
Total liabilities	158,311	120,440
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized at December 31, 2020 and December 31, 2019, 40,383,972 and 39,450,807 shares issued and outstanding at December 31, 2020; 35,876,882 and 34,947,017 shares issued and outstanding at December 31, 2019	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized at December 31, 2020 and December 31, 2019, and 0 shares issued and outstanding at December 31, 2020 and December 31, 2019	—	—
Additional paid-in capital	439,007	232,731
Accumulated other comprehensive loss	3,071	250
Accumulated deficit	(91,360)	(85,520)
Treasury stock, at cost: 933,165 shares at December 31, 2020 and 929,865 shares at December 31, 2019	(10,779)	(10,701)
Total stockholders’ equity	339,939	136,760
Total liabilities and stockholders’ equity	$498,250	$257,200

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
	(unaudited)
Operating activities
Net income (loss)	$(3,502)	$636	$(5,840)	$(1,809)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	2,301	1,274	7,071	5,632
Stock-based compensation expense	2,602	1,771	8,912	6,846
Other, net	35	(38)	153	105
Changes in operating assets and liabilities:
Accounts and other receivables	(5,204)	(4,190)	(43,272)	(22,772)
Prepaid expenses and other assets	(860)	(707)	(2,839)	(432)
Accounts payable, accrued liabilities, and other liabilities	3,349	1,304	9,951	4,110
Reserve for veterinary invoices	(30)	1,872	7,662	5,059
Deferred revenue	5,273	2,610	39,746	19,418
Net cash provided by operating activities	3,964	4,532	21,544	16,157
Investing activities
Purchases of investment securities	(21,314)	(20,014)	(65,286)	(65,506)
Maturities of investment securities	14,249	21,538	44,066	49,762
Cash paid in business acquisition, net of cash acquired	(48,133)		(48,133)	—
Purchases of other investments	—	(4,000)	—	(4,000)
Purchases of property, equipment and intangible assets	(2,939)	(1,787)	(7,451)	(5,373)
Other	(31)	(954)	57	(2,891)
Net cash used in investing activities	(58,168)	(5,217)	(76,747)	(28,008)
Financing activities
Proceeds from issuance of common stock, net of issuance costs	192,265	—	192,265	—
Proceeds from exercise of stock options	1,717	727	6,013	2,982
Shares withheld to satisfy tax withholding	(459)	(57)	(1,115)	(1,667)
Borrowings from line of credit, net of financing fees	—	4,000	6,213	13,167
Repayments to line of credit	(29,950)	—	(32,450)	—
Other financing	—	—	(78)	(438)
Net cash provided by financing activities	163,573	4,670	170,848	14,044
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	198	156	(16)	423
Net change in cash, cash equivalents, and restricted cash	109,567	4,141	115,629	2,616
Cash, cash equivalents, and restricted cash at beginning of period	36,630	26,427	30,568	27,952
Cash, cash equivalents, and restricted cash at end of period	$146,197	$30,568	$146,197	$30,568

The following tables set forth our key operating metrics:

	Year Ended December 31,

	2020	2019
Total Business:
Total pets enrolled (at period end)	862,928	646,728
Subscription Business:
Total subscription pets enrolled (at period end)	577,957	494,026
Monthly average revenue per pet	$60.37	$57.52
Lifetime value of a pet, including fixed expenses	$653	$523
Average pet acquisition cost (PAC)	$247	$212
Average monthly retention	98.71%	98.58%

	Three Months Ended
	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Total Business:
Total pets enrolled (at period end)	862,928	804,251	744,727	687,435	646,728	613,694	577,686	548,002
Subscription Business:
Total subscription pets enrolled (at period end)	577,957	552,909	529,400	508,480	494,026	479,427	461,314	445,148
Monthly average revenue per pet	$62.03	$60.87	$59.40	$58.96	$58.58	$58.12	$57.11	$56.13
Lifetime value of a pet, including fixed expenses	$653	$615	$597	$535	$523	$511	$482	$471
Average pet acquisition cost (PAC)	$272	$261	$199	$247	$222	$208	$213	$205
Average monthly retention	98.71%	98.69%	98.66%	98.59%	98.58%	98.59%	98.57%	98.58%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net cash provided by operating activities	$3,964	$4,532	$21,544	$16,157
Purchases of property and equipment	(2,939)	(1,787)	(7,451)	(5,373)
Free cash flow	$1,025	$2,745	$14,093	$10,784

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Year Ended December 31,

	2020	2019
Sales and marketing expenses	$47,837	$35,451
Excluding:
Stock-based compensation expense	(2,773)	(2,120)
Acquisition cost	45,064	33,331
Net of:
Sign-up fee revenue	(3,292)	(2,957)
Other business segment sales and marketing expense	(820)	(414)
Net acquisition cost	$40,952	$29,960

	Three Months Ended
	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Sales and marketing expenses	$14,809	$13,344	$9,242	$10,442	$9,212	$9,255	$8,757	$8,227
Excluding:
Stock-based compensation expense	(801)	(741)	(675)	(556)	(547)	(577)	(567)	(429)
Acquisition cost	14,008	12,603	8,567	9,886	8,665	8,678	8,190	7,798
Net of:
Sign-up fee revenue	(919)	(827)	(781)	(765)	(730)	(790)	(734)	(703)
Other business segment sales and marketing expense	(201)	(265)	(191)	(163)	(152)	(94)	(38)	(130)
Net acquisition cost	$12,888	$11,511	$7,595	$8,958	$7,783	$7,794	$7,418	$6,965

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Year Ended December 31,

	2020	2019
Net loss	$(5,840)	$(1,809)
Excluding:
Stock-based compensation expense	8,912	6,846
Depreciation and amortization expense	7,071	5,632
Interest income	(628)	(1,681)
Interest expense	1,381	1,349
Other non-operating expenses	99	201
Income tax expense (benefit)	113	169
Business combination transaction costs	522	—
Gain from equity method investment	(117)	(125)
Adjusted EBITDA	$11,513	$10,582

	Three Months Ended
	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019
Net income (loss)	$(3,502)	$(2,558)	$1,353	$(1,133)	$636	$782	$(1,931)	$(1,296)
Excluding:
Stock-based compensation expense	2,602	2,430	2,227	1,653	1,771	1,845	1,873	1,357
Depreciation and amortization expense	2,301	1,666	1,723	1,381	1,274	1,181	1,564	1,613
Interest income	(83)	(74)	(134)	(337)	(516)	(411)	(412)	(342)
Interest expense	337	324	341	379	375	340	317	317
Other non-operating expenses	1	2	44	52	(22)	122	101	—
Income tax expense (benefit)	44	26	17	26	157	18	(46)	40
Business combination transaction costs	522	—	—	—	—	—	—	—
(Gain) loss from equity method investment	—	—	(117)	—	—	—	(125)	—
Adjusted EBITDA	$2,222	$1,816	$5,454	$2,021	$3,675	$3,877	$1,341	$1,689

Contacts:

Investors:
Laura Bainbridge, Head of Corporate Communications
206.607.1929
InvestorRelations@trupanion.com